Atlanticus®

INVESTOR PRESENTATION

January 2024

NASDAQ: ATLC

Our Solution

Financial technology enabling bank, brand and healthcare partners to offer more inclusive financial services

Technology

100% automated decisioning

100% cloud-based infrastructure

API first platforms

Analytics

Over 20 active models in production

40 billion cells of proprietary model training data

Proven through economic cycles

AI/ML derived decisioning

Growth

$1T market opportunity[1]

6.1% revenue growth[2]

12.9% Managed receivables growth[3]

(1) American Bankers Association estimates for Q4 2021 - Q3 2022
(2) Total operating revenue for quarter ended September 30, 2023 compared to quarter ended September 30, 2022
(3) Managed receivables as of September 30, 2023 compared to September 30, 2022. Managed receivables is a non-GAAP financial measure and excludes receivables associated with our Auto Finance segment. See slide 25 for additional information

Disclaimer

General. This disclaimer applies to this document and the verbal or written comments of any person presenting it. This document, taken together with any such verbal or written comments, is referred to herein as the "Presentation."

Forward-Looking Statements. This Presentation contains forward-looking statements that are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements, among other things, concerning our business, operations, financial performance, the performance of our receivables, and consumer demand for our products.

Although Atlanticus believes the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties and you should not place undue reliance on such statements. Actual results may differ materially from those expressed or implied in such statements. Important factors that could cause actual results to differ materially from these expectations include, among other things, the timing and financing of originations; and other risk factors detailed from time to time in Atlanticus' reports filed with the Securities and Exchange Commission, including the "Risk Factors" section in the Form 10-Q for the quarter ended September 30, 2023.

The forward-looking statements contained herein speak only as of the date of this Presentation. Atlanticus undertakes no obligation to update or revise any forward-looking statement, except as may be required by law.

Disclaimer. This Presentation does not purport to be all-inclusive or to contain all of the information that a person considering the purchase of any securities of the Company may require to make a full analysis of the matters referred to herein. Each recipient of this Presentation must make its own independent investigation and analysis of the securities and its own determination of the suitability of any investment, with particular reference to its own investment objectives and experience and any other factors which may be relevant to it in connection with such investment, based in each case on the prospectus and the prospectus supplement available when orders are confirmed, and on such other information and advice from its own legal, accounting and tax advisers as it deems relevant.

Disclaimer (cont.)

Neither this Presentation nor any part of it may be reproduced or redistributed, passed on, or the contents otherwise divulged, directly or indirectly, to any other person (excluding the recipient's professional advisers) or published in whole or in part for any purpose without the prior written consent of the Company.

The information contained in this Presentation has not been independently verified other than by the Company, and no representation or warranty, express or implied, is made as to the fairness, accuracy, completeness or correctness of the information contained herein and no reliance should be placed on it. None of the Company, the underwriters or any of their respective affiliates, advisers, connected persons or any other person accept any liability for any loss howsoever arising (in negligence or otherwise), directly or indirectly, from this Presentation or its contents or otherwise arising in connection with this Presentation. This shall not, however, restrict or exclude or limit any duty or liability to a person under any applicable law or regulation of any jurisdiction that may not lawfully be disclaimed.

This Presentation is not directed to, or intended for distribution to or use by, any person or entity that is a citizen or resident or located in any locality, state, country or other jurisdiction where such distribution, publication, availability or use would be contrary to law or regulation of such jurisdiction or which would require any registration or licensing within such jurisdiction. Any failure to comply with these restrictions may constitute a violation of the laws of other jurisdictions. This Presentation must not be acted on or relied on by persons who are not eligible to invest in the securities. Any investment or investment activity to which this Presentation relates is available only to persons eligible to invest in the securities and will be engaged in only with such persons.

This Presentation is not an offer to sell nor a solicitation of an offer to buy any securities of the Company, nor will there be any sales of securities of the Company in any jurisdiction in which the offer, solicitation or sale is not permitted prior to the registration of such securities under the securities laws of such jurisdiction. A registration statement was previously filed by the Company with the SEC and declared effective by the SEC on May 13, 2021 and a preliminary prospectus supplement was filed January 24, 2024. The offering will only be made by means of a prospectus. Copies of the preliminary prospectus supplement relating to these securities may be obtained, without charge from the offices of B. Riley Securities, Inc., at 1300 North Street, Suite 1300, Arlington VA 22209 or by calling (703) 312-9580 or by emailing prospectuses@brileyfin.com.

The information contained in this Presentation is provided as at the date of this Presentation and is subject to change without notice.

Atlanticus®

FORTUNE

Three Consecutive Years On Fortune's 100 Fastest-Growing Companies List (2023, 2022, 2021)

ATLANTA BUSINESS CHRONICLE

Honored in Top 10 "Best places to Work" 2022

Table of Contents

Platform

Enabling our Bank, Brand and Healthcare partners to offer more inclusive financial services

Atlanticus

NASDAQ: ATLC

>20	$3.6	25+	$10.5	>$38
Million	Billion	Years	Billion	Billion
New consumers	Peak receivables	of Data aggregation	Capital raised	Receivables acquired

General Purpose Credit Card
FORTIVA CREDIT CARD
Imagine
aspire

Point of Sale Solutions
FORTIVA RETAIL CREDIT

Acute Healthcare Financing
CURAE

BH/PH Auto Financing
CAR

Purpose Driven Solutions

Empowering Better Financial Outcomes for Everyday Americans

General Purpose Credit Card Solutions

FICO Range
700 – New to credit

Average FICO
626

aspire · FORTIVA CREDIT CARD · Imagine

Partnered with: VISA · Mastercard

Point of Sale Solutions

FICO Range
850 - 550

Average FICO
663

FORTIVA RETAIL CREDIT

Partnered with: BrandsMart U.S.A. · The Home Depot · Pep Boys · Badcock & more · AspenDental · BOB'S FURNITURE · vivint · EMPIRE TODAY · Guitar Center · NordicTrack

Acute Healthcare Payment Solutions

FICO Range
850 – New to credit

Average FICO
727

CURAE

Partnered with: OrthoCarolina · Piedmont · Banner Health · UFHealth Jacksonville · Hunt Regional Healthcare · ASTRIAHEALTH



CURAE
CROSBY D HOLDER
FORTIVA
Imagine
VISA
aspire
HOME IMPROVER

Market Leading Innovation

	Atlanticus	Other FinTechs Neobanks, Digital or AI Lending Platforms
100% Automated Decisioning	●	◔
AI/ML Derived Analytics	◑	◑
Mobile First UX	●	●
Rapid Customer Growth	●	●
Multiple Asset Class Capability	●	◔
Over 25 Years of Data Aggregation	●	○
100% Cloud-based Infrastructure	●	◕
Omnichannel Origination Capability	◕	◑
AI/ML Driven Customer Service	◔	◔
API First Integration Capabilities	●	◑
Analytics validated through Economic Cycles	●	○
Proven Customer Need	●	◑
At Scale Operating Infrastructure	●	◔
Proven Profitability	●	◔

$1 Trillion+ Market Opportunity

40% of US consumers, ~100M people, have sub-700 FICO scores[1]

General Purpose Credit Card

US Market (550-700 FICO):

$1T in annual spend[2]



Fortiva/Aspire/Imagine: $1.5B in TTM net purchases[5]

Private Label Credit

Private Label 2nd Look US Market:

~$19B in annual spend[3]



Fortiva: $857MM in TTM net purchases[5]

Healthcare Finance

US Market:

$348B in out-of-pocket healthcare expenditures, excluding small balances[4]



Curae: $42MM in TTM net purchases[5]

Sources:

(1) Experian
(2) American Bankers Association estimates for Q4 2021 - Q3 2022
(3) Nilson Report 2020
(4) Centers for Medicare and Medicaid Services (2020); Management estimates
(5) TTM as of September 30, 2023

Tenured Management Team with Deep Industry Experience

16 Years
Average Tenure at Atlanticus

24 Years
Average Industry Experience

75% Insider Ownership
Shareholder Alignment

Atlanticus Financial Empowerment Platform


9:41
Summary
aspire
Spending Summary
Last 9 Months
My Categories
Retail - General Merchandise
Professional Services
Grocery/Food
Restaurant
Total This Period
Recent Transactions
aspire
CROSBY D HOLDER

- Mobile-First Experience
- Money Transfer
- Cashback
- Supplemental Employment — Steady
- Free Credit Score
- Bill Pay
- Credit Management
- Saving &Investments — STASH
- Financial Literacy
- Banking / Debit
- Spending Summary
- Fraud Alerts
- Lock/Unlock Card Controls
- Mobile Wallet — Samsung pay, Apple Pay, G Pay
- Budget Planning
- Graduation Program

Everyday Americans Face Financial Uncertainty

EMPOWERING

47%
Don't have $500 for emergency expenses[1]

63%
Live paycheck to paycheck[2]

56%
Have less than $1,000 in savings[3]

40%
(100M consumers) have credit scores less than 700 [4]

44M
Americans are unbanked or underbanked[5]

Sources:
(1) fool.com
(2) CNBC
(3) CNBC
(4) Experian
(5) Federal Reserve



9:41
Español
FORTIVA
Reviews

Cardholder Reviews

EMPOWERING

★★★★★	94%	74
4.7 out of 5-star rating[1]	Would recommend to a friend[1]	Net Promoter Score *Compared to Financial Services (44) Banking Industry (30)*[2]

“One of my best moves financially! Being retired and having 40+ years in the Banking sector – I have found this card to be significantly easier to manage my finances with than some of the competitors!”

~***Thomas W.***, *Fortiva Customer*

“A good way to build your credit. I use it for everything.”

~***Donna B.***, *Aspire Customer*

“Great card with very good benefits. Easy to apply and activate the account. Would recommend Aspire to others.”

~***Berkley E.***, *Aspire Customer*

“I love Fortiva. I started with one card and I have been a member for three years now. They offer great perks and it helps me build my credit.”

~***Jess N.***, *Fortiva Customer*

(1) Per Bazaarvoice surveys
(2) ATLC credit card NPS as of July 2022; industry benchmarks sourced from Statista.com

Innovative Technology

Scalable, reliable, and efficient

100% Cloud-based Infrastructure

Scalability/Reliability/Efficiency

- System of record
- Decisioning
- Database

Mobile First

- Adaptive design to accommodate consumer needs and partner strategies


aspire

Partner Integration

- Frictionless bank and POS integration
- API-First Approach
- DaaS architecture
- Agile development in days/weeks vs. months/quarters
- Customized decisioning

Digital Innovation

- 80% of new customers utilize our Account Center
- 360 view – customer service view mirrors that of the cardholder

Data, Privacy, and Information Security

- PCI and SSAE certified
- Intrusion detection to emphasize data loss prevention



Market Leading Analytics

More Than Just A Credit Score

- 100% automated decisioning
- Over 20 unique models in production
- Models trained on 40 billion cells of proprietary data
- Decision analytics validated against 25+ years of performance data
- AI & ML optimized analytics
- Risk models proven through economic cycles including three recessions
- Analytics that look beyond FICO

Looking Beyond The Credit Score

Proprietary analytics segment risk and marketing response to put optimized offers in front of customers to achieve targeted returns

Indicative Delinquency Rates

FICO	Custom Risk Score Decile 1	2	3	4	5	6	7	8	9	10	Total
691 - 700	4.0%	5.1%	6.0%	7.3%	6.9%	7.7%	8.6%	8.7%	10.2%	17.2%	8.2%
681 - 690	5.3%	6.6%	7.1%	8.4%	8.8%	8.6%	10.0%	11.3%	12.9%	21.1%	10.0%
671 - 680	6.7%	7.7%	8.8%	10.0%	10.3%	11.0%	12.2%	13.3%	16.1%	27.5%	12.4%
661 - 670	7.4%	9.1%	10.0%	12.4%	12.9%	13.6%	15.1%	16.9%	19.5%	32.8%	14.9%
651 - 660	9.6%	11.7%	13.8%	14.4%	15.1%	15.8%	17.8%	21.5%	26.7%	37.7%	18.4%
641 - 650	11.2%	15.3%	15.4%	17.4%	19.7%	20.2%	22.5%	28.3%	31.5%	47.3%	22.8%
631 - 640	13.1%	16.8%	19.2%	20.7%	23.5%	23.2%	27.8%	33.6%	39.1%	55.1%	27.2%
621 - 630	15.7%	20.4%	22.5%	24.2%	28.5%	31.3%	36.9%	39.4%	45.2%	61.9%	32.6%
611 - 620	17.6%	23.8%	26.8%	28.6%	33.6%	38.5%	41.2%	47.0%	55.2%	68.0%	38.0%
601 - 610	20.3%	29.3%	30.4%	36.8%	39.2%	42.9%	46.1%	54.2%	62.3%	71.9%	43.2%

Response Optimization Model


Response Model Segmentation
10
9
8
7
6
5
4
3
2
1
641 - 650
11.2%
15.3%
15.4%
17.4%
19.7%
20.2%
22.5%
28.3%
31.5%
47.3%
22.8%
Custom Risk Score Decile

Leveraging
Technology Investments

INNOVATION

Investments in technology have lowered unit operational costs



(5 Year % Decrease)
Unit Servicing Costs
Improvement
48%
66%
43%
2017
2018
2019
2020
2021
2022
Customer Service
Collections
Total Servicing

As of December 31, 2022

Quarterly Highlights[1]

6.1% **Increase** in total operating revenue to **$294.9 million**

$1.03 Diluted earnings per share

12.9% **Increase** in managed receivables[2] to **$2.3 billion**

381,000+ New accounts serviced during the quarter[3]

(1) Percentages referenced against same period YoY and reflects data as of 9/30/23
(2) Managed receivables is a non-GAAP financial measure and excludes receivables associated with our Auto Finance segment. See slide 25 for additional information.
(3) In our calculation of total accounts serviced, we include all accounts with account activity and accounts that have open lines of credit at the end of the referenced period.

Performance Summary


Total Revenue
CAGR: 24%
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Q3-23
Credit and Other Investments


Serviced Accounts
CAGR: 29%
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Q3-23
Credit and Other Investments


Managed Receivables(1)
CAGR: 29%
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Q3-23
Credit and Other Investments


TTM GAAP Net Income Attributable to Common Shareholders
CAGR: 42%
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Q3-23

Footnote:
(1) Total Managed Receivables is a non-GAAP financial measure. See slide 25 for additional information.

Diversified Product Approach



3.4M Serviced Accounts

- General Purpose Credit Card 2.2M
- Private Label Credit 1.2M



6.1M LTD Serviced Accounts[1]

- General Purpose Credit Card 3.7M
- Private Label Credit 2.4M



$2.3B Total Managed Receivables[2]

- General Purpose Credit Card $1,370.4M
- Private Label Credit $944.2M



$1.8B Purchases Year to Date

- General Purpose Credit Card $1,098.6M
- Private Label Credit $706.2M

(1) Gross serviced accounts for period between 01/01/2012 to 09/30/23
(2) Total Managed Receivables is a non-GAAP financial measure. See slide 25 for additional information.
Above data as of 9/30/23 for current product mix
Numbers above exclude amounts associated with Auto Finance segment

Attractive Investment Opportunity

Technology, **analytics**, and **people** that empower better financial outcomes for Everyday Americans through:

- Market Leading Technology Platform
- Proven/Informed Analytics
- Experienced Management Team
- Compelling Unit-Level Economics
- Demonstrated Ability to Scale
- Fair Consumer Terms

Q3 Financial Highlights

	For the Three Months Ended September 30,	
	2023	2022
Total operating revenue	$ 294,913	$ 277,874
Other non-operating revenue	(6)	80
Interest expense	(28,274)	(21,514)
Provision for losses	(538)	(381)
Changes in fair value	(177,854)	(163,624)
Net Margin	88,241	92,435
Operating expenses:		
Salaries and benefits	11,360	10,363
Card and loan servicing	25,864	24,775
Marketing and solicitation	12,599	11,053
Depreciation	647	488
Other	6,013	6,440
Total operating expenses:	56,483	53,119
Net income	24,973	32,370
Net loss attributable to noncontrolling interests	267	201
Net income attributable to controlling interests	25,240	32,571
Net income attributable to controlling interests to common shareholders	$ 18,899	$ 26,275
Net income attributable to controlling interests per common share - basic	$ 1.30	$ 1.81
Net income attributable to controlling interests per common share - diluted	$ 1.03	$ 1.41

$ in thousands except for EPS

Consolidated Statements of Operations

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,	
	2023	2022	2023	2022
Revenue:				
Consumer loans, including past due fees	$ 224,682	$ 218,016	$ 654,425	$ 574,369
Fees and related income on earning assets	59,853	48,518	167,084	169,055
Other revenue	10,378	11,340	25,137	34,016
Total operating revenue, net	294,913	277,874	846,646	777,440
Other non-operating revenue	(6)	80	140	380
Total revenue	294,907	277,954	846,786	777,820
Interest expense	(28,274)	(21,514)	(76,723)	(57,849)
Provision for losses on loans, interest and fees receivable recorded at amortized cost	(538)	(381)	(1,551)	(710)
Changes in fair value of loans, interest and fees receivable recorded at fair value	(177,854)	(163,624)	(505,505)	(414,863)
Net margin	88,241	92,435	263,007	304,398
Operating expenses:				
Salaries and benefits	11,360	10,363	32,593	31,888
Card and loan servicing	25,864	24,775	74,013	71,447
Marketing and solicitation	12,599	11,053	37,491	51,857
Depreciation	647	488	1,908	1,630
Other	6,013	6,440	19,149	28,086
Total operating expenses	56,483	53,119	165,154	184,908
Income before income taxes	31,758	39,316	97,853	119,490
Income tax expense	(6,785)	(6,946)	(22,172)	(8,568)
Net income	24,973	32,370	75,681	110,922
Net loss attributable to noncontrolling interests	267	201	860	684
Net income attributable to controlling interests	25,240	32,571	76,541	111,606
Preferred dividends and discount accretion	(6,341)	(6,296)	(18,857)	(18,759)
Net income attributable to common shareholders	$ 18,899	$ 26,275	$ 57,684	$ 92,847
Net income attributable to common shareholders per common share—basic	$ 1.30	$ 1.81	$ 3.99	$ 6.32
Net income attributable to common shareholders per common share—diluted	$ 1.03	$ 1.41	$ 3.14	$ 4.85

$ in thousands except for EPS

Consolidated Balance Sheets

	September 30, 2023	December 31, 2022
Assets		
Unrestricted cash and cash equivalents	$ 355,707	$ 384,984
Restricted cash and cash equivalents	44,315	48,208
Loans, interest and fees receivable, at fair value	2,049,993	1,817,976
Loans, interest and fees receivable, gross	118,007	105,267
Allowances for uncollectible receivables	(1,831)	(1,643)
Deferred revenue	(18,288)	(16,190)
Net loans, interest and fees receivable	2,147,881	1,905,410
Property at cost, net of depreciation	12,014	10,013
Operating lease right-of-use assets	11,344	11,782
Prepaid expenses and other assets	25,640	27,417
Total assets	$ 2,596,901	$ 2,387,814

	September 30, 2023	December 31, 2022
Liabilities		
Accounts payable and accrued expenses	$ 48,170	$ 44,332
Operating lease liabilities	20,363	20,112
Notes payable, net	1,788,098	1,653,306
Senior notes, net	144,352	144,385
Income tax liability	81,176	60,689
Total liabilities	2,082,159	1,922,824
Commitments and Contingencies		
Series A preferred stock	40,000	40,000
Class B preferred units	100,175	99,950
Shareholders' Equity		
Paid-in capital	95,838	121,996
Retained earnings	280,956	204,415
Total shareholders' equity	376,794	326,411
Noncontrolling interests	(2,227)	(1,371)
Total equity	374,567	325,040
Total liabilities, preferred stock and shareholders' equity	$ 2,596,901	$ 2,387,814

$ in thousands

Non-GAAP Financial Measures

	At or for the Three Months Ended							
	2023			2022				2021
(In millions)	Sep. 30 (1)	Jun. 30 (1)	Mar. 31 (1)	Dec. 31 (1)	Sep. 30 (1)	Jun. 30 (1)	Mar. 31 (1)	Dec. 31 (1)
Loans, interest and fees receivable, at fair value	$ 2,050.0	$ 1,916.1	$ 1,795.6	$ 1,818.0	$ 1,728.1	$ 1,616.9	$ 1,405.8	$ 1,026.4
Fair value mark against receivable (2)	265.2	257.9	260.1	302.1	322.3	293.0	272.9	208.9
Loans, interest and fees receivable, at face value	$ 2,315.2	$ 2,174.0	$ 2,055.7	$ 2,120.1	$ 2,050.4	$ 1,909.9	$ 1,678.7	$ 1,235.3
Fair value to face value ratio (3)	88.5%	88.1%	87.3%	85.8%	84.3%	84.7%	83.7%	83.1%

(1) We elected the fair value option to account for certain loans receivable associated with our point-of-sale and direct to consumer platform that are acquired on or after January 1, 2020. On January 1, 2022, we elected the fair value option under ASU 2016-13 for those private label credit and general purpose credit card receivables that were previously accounted for under the amortized cost method.
(2) The fair value mark against receivables reflects the difference between the face value of a receivable and the net present value of the expected cash flows associated with that receivable.
(3) The Fair value to face value ratio is calculated using Loans, interest and fees receivable, at fair value as the numerator, and Loans, interest and fees receivable, at face value, as the denominator.

	At or for the Three Months Ended							
	2023			2022				2021
(In Millions)	Sep. 30 (1)	Jun. 30 (1)	Mar. 31 (1)	Dec. 31 (1)	Sep. 30 (1)	Jun. 30 (1)	Mar. 31 (1)	Dec. 31
Loans, interest and fees receivable, gross	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 375.7
Loans, interest and fees receivable, gross from fair value reconciliation above	2,315.2	2,174.0	2,055.7	2,120.1	2,050.4	1,909.9	1,678.7	1,235.3
Total managed receivables	$ 2,315.2	$ 2,174.0	$ 2,055.7	$ 2,120.1	$ 2,050.4	$ 1,909.9	$ 1,678.7	$ 1,611.0

(1) On January 1, 2022, we elected the fair value option under ASU 2016-13 for those private label credit and general purpose credit card receivables that were previously accounted for under the amortized cost method.

This presentation includes references to managed receivables, which is a non-GAAP financial measure provided as a supplement to the results provided in accordance with accounting principles generally accepted in the United States of America ("GAAP"). This non-GAAP financial measure aids in the evaluation of the performance of our credit portfolios, including our risk management, servicing and collection activities and our valuation of purchased receivables. The credit performance of our managed receivables provides information concerning the quality of loan origination and the related credit risks inherent with the portfolios. Management relies heavily upon financial data and results prepared on the "managed basis" in order to manage our business, make planning decisions, evaluate our performance and allocate resources.

This non-GAAP financial measure is presented for supplemental informational purposes only. This non-GAAP financial measure has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, GAAP financial measures. This non-GAAP financial measure may differ from the non-GAAP financial measures used by other companies. Above are (i) the reconciliation of Loans, interest and fees receivable, at face value and (ii) the calculation of Total managed receivables.

This presentation contains statistical data and estimates, including those relating to market size and competitive position of the markets in which we participate, that we obtained from our own internal estimates and research, as well as from industry and general publications and research, surveys and studies conducted by third parties. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to any of this data or to these estimates. Industry publications, studies and surveys generally state that they have been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. While we believe that each of these studies and publications is reliable, we have not independently verified market or industry data from third-party sources. We also believe our internal company research is reliable and the definitions of our market and industry are appropriate, though neither this research nor these definitions have been verified by any independent source.